UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 26, 2013 (November 26, 2013)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address of principal executive offices)

(514) 848-5555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 26, 2013, Domtar Corporation (the “Company”) issued $250,000,000 aggregate principal amount of its 6.75% Notes due 2044 (the “Notes”). The Notes were issued pursuant to the Indenture, dated as of November 19, 2007, among the Company, Domtar Paper Company, LLC and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as previously supplemented and amended and as further supplemented by the Tenth Supplemental Indenture, dated as of November 26, 2013, among the Company, the subsidiary guarantors named therein and the Trustee, providing for the Notes (the “Tenth Supplemental Indenture”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File No. 333-191504) which became effective upon filing with the Securities and Exchange Commission on October 1, 2013. The closing of the sale of the Notes occurred on November 26, 2013. The Tenth Supplemental Indenture (including the form of the Notes) is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated November 20, 2013 (the “Underwriting Agreement”), among the Company, the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of (i) the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the subsidiary guarantees, is filed as Exhibit 5.1 hereto, (ii) the opinion of Quarles & Brady LLP, relating to certain legal matters relating to the subsidiary guarantee of Domtar Wisconsin Dam Corp., is filed as Exhibit 5.2 and (iii) the opinion of Richards, Layton & Finger, P.A., relating to certain legal matters relating to the subsidiary guarantees of Associated Hygienic Products LLC, Attends Healthcare Products, Inc., Domtar AI Inc., Domtar A.W. LLC, Domtar Delaware Holdings, LLC, Domtar Delaware Investments Inc., Domtar Industries LLC, Domtar Paper Company, LLC, Domtar Personal Care Absorbent Hygiene, Inc., EAM Corporation and E.B. Eddy Paper, Inc., is filed as Exhibit 5.3.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d)	Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 20, 2013, among Domtar Corporation, the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Tenth Supplemental Indenture, dated as of November 26, 2013, among Domtar Corporation, the subsidiary guarantors party thereto, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, providing for Domtar Corporation’s 6.75% Notes due 2044.

5.1	Opinion of Debevoise & Plimpton LLP

5.2	Opinion of Quarles & Brady LLP

5.3	Opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1)

23.2	Consent of Quarles & Brady LLP (contained in Exhibit 5.2)

23.3	Consent of Richards, Layton & Finger, P.A. (contained in Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION

By:	/s/ Razvan L. Theodoru
	Name:	Razvan L. Theodoru
	Title:	Vice-President, Corporate Law and Secretary

Date: November 26, 2013

Exhibit Index

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 20, 2013, among Domtar Corporation, the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Tenth Supplemental Indenture, dated as of November 26, 2013, among Domtar Corporation, the subsidiary guarantors party thereto, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, providing for Domtar Corporation’s 6.75% Notes due 2044.

5.1	Opinion of Debevoise & Plimpton LLP

5.2	Opinion of Quarles & Brady LLP

5.3	Opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1)

23.2	Consent of Quarles & Brady LLP (contained in Exhibit 5.2)

23.3	Consent of Richards, Layton & Finger, P.A. (contained in Exhibit 5.3)

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